BLACKROCK FUNDS VII, INC.

BlackRock Sustainable Emerging Markets Equity Fund

(the “Fund”)

Supplement dated November 9, 2021 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated November 2, 2021, as supplemented to date

On November 9, 2021, the Board of Directors of BlackRock Fund VII, Inc. on behalf of the Fund approved the appointment of BlackRock International Limited (“BIL”) as a sub-adviser of the Fund, pursuant to a sub-advisory agreement between BIL and BlackRock Advisors, LLC with respect to the Fund. The addition of BIL as a sub-adviser of the Fund is effective immediately.

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Sustainable Emerging Markets Equity Fund — Investment Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Sustainable Emerging Markets Equity Fund — Investment Manager” are deleted in their entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock Asset Management North Asia Limited and BlackRock International Limited (the “Sub-Advisers”). Where applicable, “BlackRock” refers also to the Sub-Advisers.

The second paragraph of the section of the Prospectuses entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Asset Management North Asia Limited (“BNA”), a registered investment adviser organized in 1998, and BlackRock International Limited (“BIL” and together with BNA, the “Sub-Advisers”), a registered investment adviser organized in 1995, are affiliates of BlackRock and each acts as a sub-adviser for the Fund. BlackRock and its affiliates had approximately $9.464 trillion in investment company and other portfolio assets under management as of September 30, 2021.

The ninth and tenth paragraphs of the section of the Prospectuses entitled “Management of the Fund —BlackRock” are deleted in their entirety and replaced with the following:

BlackRock has entered into separate sub-advisory agreements with the Sub-Advisers, with respect to the Fund, under which BlackRock pays each Sub-Adviser for services it provides for that portion of the Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement and the sub-advisory agreement between BlackRock and BNA with respect to the Fund is included in the Fund’s semi-annual shareholder report for the fiscal period ended October 31, 2020. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BIL will be included in the Fund’s annual shareholder report for the fiscal period ending April 30, 2022.

The section of the Prospectuses entitled “For More Information — Fund and Service Providers” — “SUB-ADVISER” is deleted in its entirety and replaced with the following:

SUB-ADVISERS

BlackRock Asset Management North Asia Limited

16/F, 2 Queen’s Road Central

Cheung Kong Center

Hong Kong

BlackRock International Limited

Exchange Place One

1 Semple Street Edinburgh, EH3 8JB

United Kingdom

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Sustainable Emerging Markets Equity Fund — Portfolio Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Sustainable Emerging Markets Equity Fund — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Stephen Andrews	2020	Managing Director of BlackRock, Inc.
Emily Fletcher	2021	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Manager of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Stephen Andrews and Emily Fletcher are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stephen Andrews	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director and Co-Head of Global Emerging Market Equities of BlackRock, Inc. since 2017; Head of Asian Financials Research and Co-Head of Global Banks at Deutsche Bank from 2016 to 2017; Managing Director at UBS from 2004 to 2016.
Emily Fletcher	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2021	Director in Global Emerging Market Equities at BlackRock, Inc. since 2016; portfolio manager and research analyst in Global Emerging Markets Equities at BlackRock, Inc. since 2008; member of the Multi-Asset Portfolio Strategies (MAPS) group and the UK Equity team at BlackRock, Inc. from 2006 to 2008.

Shareholders should retain this Supplement for future reference.

ALLPRO-SEME-1121SUP

3